Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT

                     DATED AS OF ____________ ______, 200__

                                 BY AND BETWEEN

                                  DYNTEK, INC.

                                       AND

                                  UNIT HOLDERS

      This Registration Rights Agreement (this "Agreement") is made and entered into as of ______ day of _____________, 200__, by and between DYNTEK, INC., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the "Company") and the undersigned Unit Holder (the "Investor").

      The Company has agreed to provide the Investor the registration rights with respect to the Registrable Securities, as defined and set forth in this Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed to them as set forth in the Warrant, dated _____________ ___, 200___, made by the Company in favor of the Investor (the "Warrant").

      The parties hereby agree as follows:

1.    SECURITIES SUBJECT TO THIS AGREEMENT

      (a) DEFINITIONS. The term "Registrable Securities" collectively means the Shares of Common Stock ("Shares") and the Warrant Stock ("Warrant Stock")(as defined in the Warrant) issued upon the purchase by the Investor of Units in the Company where each Unit consists of Twenty Thousand (20,000) Shares and Four Thousand (4,000) Warrants. The term "1933 Act" means the Securities Act of 1933, as amended. The term "1934 Act" means the Securities Exchange Act of 1934, as amended. The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

      (b) RESTRICTED SECURITIES. The Registrable Securities are "restricted securities", as that term is defined in Rule 144 promulgated under the 1933 Act (the "Restricted Securities"). For the purposes of this Agreement, any Registrable Security will cease to be a Restricted Security when (i) a registration statement covering such Restricted Security has been declared effective by the United States Securities and Exchange Commission (the "Commission"), and the Restricted Security has been disposed of pursuant to such effective registration statement; (ii) it can be distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act; or (iii) it is exchanged (without additional cost, expense or tax liability to the Investor) for an identical or substantially identical security which is or has been registered under the 1933 Act or may be sold and disposed of without an effective registration statement under the 1933 Act.

      (c) REGISTRABLE SECURITIES. As to any particular Registrable Security, such security will cease to be a Registrable Security when it ceases to be a Restricted Security.

      (d) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has a right to acquire such Registrable Securities, whether or not such acquisition has actually been effected.

      (e) STOCK SPLITS, DIVIDENDS, ETC. The provisions of this Agreement shall apply to any shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification of the capital stock of the Company, consolidation or reorganization of the Company, and any shares or other securities of the Company or of any successor company which may be received by the Investor by virtue of its ownership of Registrable Securities.

2.    PIGGY-BACK REGISTRATION

      (a) In the event that the Company proposes to register any Common Stock under the 1933 Act, other than pursuant to a registration statement on Forms S-4 or S-8 or any successor to such Forms, either for its own account or for the purpose of the sale of Common Stock owned by any present or future holder of Common Stock (except in instances in which the Company is contractually prohibited from including any Registrable Securities in such proposed registration statement), or any other obligation of the Company to register securities on Form S-1, SB-2, S-2 or S-3, or any successor to such Forms, the Company shall mail or deliver to all holders of Registrable Securities, at least 10 days prior to the filing with the SEC of the registration statement covering such Common Stock, a written notice (a "Registration Notice") of its intention so to register such Common Stock.

      (b) In the event that a Registration Notice shall have been so mailed or delivered, each holder of Registrable Securities may elect to include in such registration statement such percentage of its Registrable Securities as equals the percentage derived by adding all of the shares of Common Stock registered on behalf of each of the holders on whose behalf such registration statement is being filed (excluding the holders of Registrable Securities) and dividing such number by the total number of shares of Common Stock owned by such holders (excluding the holders of Registrable Securities). To the extent that a holder of Registrable Securities chooses to include such Registrable Securities as it is entitled to include pursuant to the preceding sentence such holder shall mail or deliver to the Company, a written notice (a "Supplemental Notice") (i) specifying the number of shares of Registrable Securities proposed to be sold or otherwise transferred by such holder, (ii) describing the proposed manner of sale or other transfer thereof under the Securities Act; PROVIDED, HOWEVER, that such Supplemental Notice shall be so mailed or delivered by such holder not more than 5 days after the date


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

of delivery to such holder of a Registration Notice; AND PROVIDED FURTHER, that such holder shall, if requested by the Company, deliver to the Company such additional information concerning the holder and its Registrable Securities as shall be reasonably requested by the Company and as otherwise described in this Agreement.

      (c) If the registration of which the Company gives notice as provided above is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the Registration Notice given pursuant to this Section 2. In such event the right of any holder of Registrable Securities to registration pursuant to this Section 2 shall be conditioned upon such holder's participation in such underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the shares of Common Stock to be registered by the Company and shares of Common Stock held by Persons who by virtue of agreements with the Company are entitled to include shares in such registration (the "Other Shareholders")) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. If any holder of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      (d) Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may exclude from such registration and underwriting all of the Registrable Securities which would otherwise be underwritten pursuant to this Section 2. The Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten and the number of shares or securities that are entitled to be included in the registration, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Securities as the managing underwriter determines in good faith.

      (e) Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the holders of Registrable Securities.

3.    HOLDBACK AGREEMENT

      Each holder of Registrable Securities agrees, if requested by the Company and an underwriter of Common Stock or other securities of the Company, (i) not to lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by such holder or are thereafter acquired), or (ii) not to enter into any swap or other arrangement that transfers to another, in whole or in


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

part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, whether in privately negotiated or open market transactions, during the one hundred eighty (180) day period following the effective date of a related registration statement. Such agreement shall be in writing in form and substance satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of the "market stand-off" period.

4.    REGISTRATION EXPENSES

      All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") and/or The NASDAQ Stock Market ("NASDAQ"), as may be required by the rules and regulations of the NASD or NASDAQ, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Securities), messenger and delivery expenses, internal expenses (including, without limitation, all, salaries and expenses of their officers and employees performing legal or accounting duties), fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company; PROVIDED that in no event shall Registration Expenses include any underwriting discounts, selling commissions, stock transfer taxes or fees attributable to the sale of the Registrable Securities, which shall be borne by the holder of Registrable Securities.

5.    FURTHER OBLIGATIONS OF THE COMPANY

      (a) The Company shall, as soon as reasonably possible, use its reasonable best efforts to register and qualify the Registrable Securities covered by any registration statement described herein under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Investor or in the case of an underwritten public offering by the managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to such service in such jurisdiction and except as may be required by the 1933 Act.

      (b) The Company shall as soon, as reasonably possible, furnish to the Investor (or one broker or agent designated by the Investor) such numbers of copies of a


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

prospectus in conformity with the requirement of the 1933 Act, and such other documents as the Investor may reasonably request in order to facilitate the resale or other disposition of the Registrable Securities owned by the Investor.

6.    INDEMNIFICATION: CONTRIBUTION

      (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its general partners, general partners of the general partner, limited partners, officers, directors, employees and agents and each Person who controls such holder (within the meaning of the 1933 Act), against all losses, damages, liabilities (joint or several) and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made) not misleading, except insofar as the same are contained in any information with respect to such holder furnished in writing to the Company by such holder expressly for use therein or any violation by the Company of the 1933 Act, 1934 Act, or the rules promulgated thereunder that does not result from conduct by the Persons indemnifiable by the Company under this Section 6(a). The Company also agrees to reimburse each such holder and each such officer, director, partner and controlling Person for any legal or other expenses reasonably incurred by such holder or such officer, director, partner or controlling Person in connection with investigating or defending any such loss, damage, liability or action to the extent that the same are not incurred in connection with the proviso of the preceding sentence which provides for the exceptions therefrom.

      (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing, such information and affidavits with respect to such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, the directors, officers, employees, underwriters, other sellers and agents of the Company and each Person who controls the Company (within the meaning of the
Act), and any investment advisor of the Company or otherwise thereof or agent therefor against any losses, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or failed to be contained in any information or affidavit with respect to such holder so furnished in writing by such holder above specifically for inclusion in a related registration statement or resulting from the violation of applicable securities laws by such holder or its agents in connection with the sale of the Registrable Securities.


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

      (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding against such person or investigation thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim which would not permit the same counsel to represent the indemnifying and indemnified parties, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim (including as the result of a conflict of interest which, in the reasonable judgment of counsel to such indemnified party, does not permit the same counsel to represent the indemnified and indemnifying parties), it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim other than counsel to the indemnifying party. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnifying party will not be subject to any liability for any settlement made without its consent. The failure of any indemnified party to give such notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement unless, and only to the extent that, the failure of the indemnified party to give such notice results in actual harm to the indemnifying party.

      (d) CONTRIBUTION. If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, damages, liabilities or expenses referred to therein by reason other than that set forth in the exception in the first sentence of
Section 6(a) hereof and Section 6(b) hereof, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions or inactions which resulted in such losses, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.


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

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

      In the event that any provision of an indemnification clause in an underwriting agreement executed by or on behalf of a holder of Registrable Securities differs from a provision in this Section 6, such provision in the underwriting agreement shall determine such holder's rights in respect thereof.

7.    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

      The Investor may not participate in any underwritten registration with respect to the Registrable Securities unless it (a) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements (including applicable "lock-up" arrangements described in Section 3 of this Agreement) and (b) agrees to pay its pro rata portion of all underwriting discounts, commissions and fees. Whenever under the preceding Sections of this Agreement the holders of Registrable Securities are registering such shares pursuant to any registration statement, each such holder agrees to
(i) timely provide in writing to the Company, at its request, such information and materials as the Company may reasonably request in order to effect the registration of such Registrable Securities in compliance with federal and applicable state securities laws, and (ii) provide the Company with appropriate representations with respect to the accuracy of such information provided by such sellers pursuant to subsection (i).

8.    RULE 144

      The Company covenants that it will file the reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will make publicly available such information including information required by Rule 15c2-11 promulgated under the 1934 Act) as will enable the holders of Registrable Securities to sell any Registrable Securities held by them without registration as described in this Section 8; and it will take such further action to the extent reasonably required from time to time to enable holders of Registrable Securities to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any holder of Registrable


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

Securities, the Company will deliver to such holder a written statement as to filings made by the Company with the SEC.

9.    MISCELLANEOUS

      (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the then outstanding shares of Common Stock acquired in the same Offering from the Company (including shares acquired on the exercise of warrant sold in such Offering) as the Registrable Securities, which holders are affected by such amendment, modification, supplement, waiver or departure.

      (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand delivery, facsimile (with confirmation back), nationally recognized overnight courier, or registered first-class mail:

      (i) if to a holder of Registrable Securities, at the most current address, and with a copy to be sent to each additional address given by such holder to the Company, in writing, as follows:

      (1) if to the Investor at the most recent address of record by the Company.

      With a copy to:

      Virginia K. Sourlis, Esq.
      The Galleria, 2 Bridge Avenue
      Building 5, 1st Floor
      Red Bank, New Jersey  07701
      Telephone #: (732) 530-9007
      Facsimile #: (732) 530-9008

      (2) if to the Company at:

      Dyntek, Inc.
      18881 Von Karman Avenue
      Suite 250
      Irving, California 92612
      Attention: Steven Ross, President
      Telephone #: (949) 955-0078


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

      With a copy to:

      Peter Rothberg, Esq.
      Nixon Peabody, LLP
      437 Madison Avenue
      New York, New York 10022
      Telephone #: (212) 940-3106
      Facsimile #: (212) 940-3111

      All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered, upon receipt if delivered by facsimile, one-day after delivery to overnight courier priority delivery, or five Business Days after being deposited in the mail, postage prepaid, if mailed.

      (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

      (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that jurisdiction. The parties hereto agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

      (g) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

      (h) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement (including the exhibits and schedules thereto) supersedes all prior agreements, negotiations, and understandings between the parties with respect to such subject matter.


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

      (i) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is successfully asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         DYNTEK, INC.

                                         By: ___________________________________
                                             Steven Ross
                                             President

INDIVIDUAL INVESTOR(S)                   CORPORATE INVESTOR(S):

                                         ______________________ {corporate name}


___________________________________      By: ___________________________________
Name:                                        Name:
                                             Title:

INDIVIDUAL INVESTOR(S)

___________________________________
Name:


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